EX-99.23(d)(8)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                           JNL INVESTORS SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This Amendment is made as of December 27, 2007, between JNL Investors Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated November 1, 2005 ("Advisory Agreement").

     WHEREAS, the Trust and the Adviser are currently in compliance and will remain in compliance with their respective obligations under Rule 38a-1 under the Investment Company Act of 1940, as amended relating to the Trust and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended relating to the Adviser; and

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of thirteen new retail funds to the Trust: 1) Jackson Perspective Asia ex-Japan Fund; 2) Jackson Perspective Asian Bond Fund; 3) Jackson Perspective Asian Infrastructure Fund; 4) Jackson Perspective Asian Real Estate Fund; 5) Jackson Perspective China-India Fund; 6) Jackson Perspective Core Equity Fund;
7) Jackson Perspective Emerging Asia Fund; 8) Jackson Perspective Japan Fund; 9) Jackson Perspective Large Cap Value Fund; 10) Jackson Perspective Mid Cap Value Fund; 11) Jackson Perspective S&P 4 Fund; 12) Jackson Perspective Small Cap Value Fund; and 13) Jackson Perspective VIP Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 27, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 27, 2007, attached hereto.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

JNL INVESTORS SERIES TRUST                   JACKSON NATIONAL ASSET
                                             MANAGEMENT, LLC


By: _______________________________          By: _______________________________
Name:    Susan S. Rhee                       Name:  Mark D. Nerud
Title:   Vice President, Counsel             Title: President
         & Secretary

                                   SCHEDULE A
                             DATED DECEMBER 27, 2007
                                     (Funds)

  ----------------------------------------------------------------------------
                     Jackson Perspective Asia ex-Japan Fund
  ----------------------------------------------------------------------------
                       Jackson Perspective Asian Bond Fund
  ----------------------------------------------------------------------------
                  Jackson Perspective Asian Infrastructure Fund
  ----------------------------------------------------------------------------
                   Jackson Perspective Asian Real Estate Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective China-India Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective Core Equity Fund
  ----------------------------------------------------------------------------
                     Jackson Perspective Emerging Asia Fund
  ----------------------------------------------------------------------------
                           Jackson Perspective 5 Fund
  ----------------------------------------------------------------------------
                        Jackson Perspective Index 5 Fund
  ----------------------------------------------------------------------------
                         Jackson Perspective Japan Fund
  ----------------------------------------------------------------------------
                    Jackson Perspective Large Cap Value Fund
  ----------------------------------------------------------------------------
                     Jackson Perspective Mid Cap Value Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective Money Market Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective Optimized 5 Fund
  ----------------------------------------------------------------------------
                         Jackson Perspective S&P 4 Fund
  ----------------------------------------------------------------------------
                    Jackson Perspective Small Cap Value Fund
  ----------------------------------------------------------------------------
                        Jackson Perspective 10 x 10 Fund
  ----------------------------------------------------------------------------
                          Jackson Perspective VIP Fund
  ----------------------------------------------------------------------------
                              JNL Money Market Fund
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                             DATED DECEMBER 27, 2007

------------------------------------------------------ ---------------------------------- ----------------------------
                FUND                                        ASSETS                                ADVISORY FEE
                                                                                             (ANNUAL RATE BASED ON
                                                                                          AVERAGE NET ASSETS OF EACH
                                                                                                     FUND)
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Asia ex-Japan Fund                    $0 to $500 million                         1.00%
                                                          Over $500 million                          0.95%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Asian Bond Fund                       $0 to $500 million                         0.80%
                                                          Over $500 million                          0.75%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Asian Infrastructure Fund             $0 to $500 million                         1.00%
                                                          Over $500 million                          0.95%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Asian Real Estate Fund                $0 to $500 million                         1.00%
                                                          Over $500 million                          0.95%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective China-India Fund                      $0 to $500 million                         1.05%
                                                          Over $500 million                          1.00%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Core Equity Fund                      $0 to $500 million                         0.80%
                                                          Over $500 million                          0.75%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Emerging Asia Fund                    $0 to $500 million                         1.05%
                                                          Over $500 million                          1.00%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective 5 Fund                                $0 to $50 million                          0.65%
                                                          $50 to $100 million                        0.65%
                                                          $100 to $250 million                       0.65%
                                                          $250 million to $750 million               0.60%
                                                          Over $750 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Index 5 Fund                          $0 to $50 million                          0.65%
                                                          $50 to $100 million                        0.65%
                                                          $100 to $250 million                       0.65%
                                                          $250 million to $750 million               0.60%
                                                          Over $750 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Japan Fund                            $0 to $500 million                         1.00%
                                                          Over $500 million                          0.95%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Large Cap Value Fund                  $0 to $500 million                         0.80%
                                                          Over $500 million                          0.75%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Mid Cap Value Fund                    $0 to $500 million                         0.85%
                                                          Over $500 million                          0.80%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Money Market Fund                     $0 to $500 million                         0.40%
                                                          Over $500 million                          0.35%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Optimized 5 Fund                      $0 to $50 million                          0.65%
                                                          $50 to $100 million                        0.65%
                                                          $100 to $250 million                       0.65%
                                                          $250 million to $750 million               0.60%
                                                          Over $750 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective S&P 4 Fund                            $0 to $500 million                         0.80%
                                                          Over $500 million                          0.75%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Small Cap Value Fund                  $0 to $500 million                         0.90%
                                                          Over $500 million                          0.85%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective 10 x 10 Fund                          All Assets                                  0%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective VIP Fund                              $0 to $250 million                         0.65%
                                                          Over $250 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL Money Market Fund                                     $0 to $750 million                         0.20%
                                                          Over $750 million                          0.18%
------------------------------------------------------ ---------------------------------- ----------------------------